Exhibit 10(l)

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                                   SUMMARY OF
                            MANAGEMENT INCENTIVE PLAN
                                       FOR
                                FISCAL YEAR 2002
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The Management  Incentive  Plan ("the Plan") for Fiscal Year 2002  (September 1,
2001 through August 31, 2002) will cover eligible employees in the Corporate Office, the Branch Sales & Service Division and the Chemical Services Division. Participants will include Officers, Directors, Facility Managers and other Key Managers, as approved by the Chief Executive Officer.

Table 1 outlines, for each organizational unit, the projected number of participants, and the estimated cost of the Plan, assuming that all participants earn 100% of their target bonus.

                                     Table 1
                                     -------
|-------------------------------|----------------------|-----------------------|
|      FY 2002 MIP PLAN         |     PARTICIPANTS     |     ESTIMATED COST    |
|-------------------------------|----------------------|-----------------------|
|Corporate Office               |           47         |       $1,265,200      |
|-------------------------------|----------------------|-----------------------|
|Branch Sales & Service         |          174         |       $2,479,750      |
|-------------------------------|----------------------|-----------------------|
|Chemical Services              |          187         |       $3,806,900      |
|-------------------------------|----------------------|-----------------------|
|               TOTAL           |          408         |       $7,551,850      |
|-------------------------------|----------------------|-----------------------|


Participants will be eligible to earn a target bonus, generally ranging from 15% to 40% of annual base salary, depending on Company and individual performance. The Plan consists of two basic components: a RETENTION AWARD (30% of the target bonus) and a PERFORMANCE AWARD (70% of the target bonus).

The RETENTION AWARD will be payable within 30 days after emergence from bankruptcy to each participant who is on the Company's active payroll at the time of emergence. Chemical Services Division participants will earn their Retention Award within 30 days after the closing of the sale of the Division, if such sale predates emergence from bankruptcy. Projected cost of the Retention Award is $2,265,555. The current Company Retention Program ended 12/31/01 and will be paid out by the end of January 2002.

The PERFORMANCE AWARD consists of two measurement factors: EBITDA (40% of the target bonus) and Individual Goals (30% of the target bonus).(1) Both are generally

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(1) For up  to twenty finance  managers, 10% of the 40% normally attributable to
EBITDA may be shifted to Individual Goals (i.e., Individual Goal percentage will be 40% of target and EBITDA will be 30% of target) in order to better ensure meeting certain critical finance objectives.

designed to be self funding. Table 2 explains how participants earn a bonus under the EBIDTA Performance Factor:

                                    Table 2
                                    -------
              |-------------------------|-------------------------|
              |                         |                         |
              |     EBITDA Achieved     |    Percent of Target    |
              |      Against Budget     |       Bonus Earned      |
              |                         |                         |
              |-------------------------|-------------------------|
              | Greater than 105%       |         45.0%           |
              |-------------------------|-------------------------|
              |        100%             |         40.0%           |
              |-------------------------|-------------------------|
              |      95 - 99%           |         30.0%           |
              |-------------------------|-------------------------|
              |      90 - 94%           |         20.0%           |
              |-------------------------|-------------------------|
              |      < 90%              |          0.0            |
              |-------------------------|-------------------------|


In addition, each participant will be measured according to specific individual performance goals developed through discussion with his or her supervisor. An individual performance goal must be a specific measurable goal that has an impact on the economic performance of the Company beyond what is defined in the business plan. Such goals, which must be at least three in number, must be approved by the Plan Administrative Committee. The Plan Administrative Committee includes the CEO, COO, CFO, CAO and VP-Human Resources.


                      FY 2001 MIP PLAN UPDATE & Comparison

The Sales & Service Division and Corporate Office did not meet their EBITDA goal under the FY 2001 MIP Plan so there will be no MIP bonus for those employees for FY 2001. The Chemical Services Division EBITDA goal appears to have been met and would result in a total payout of approximately $3,000,000. The Chemical Services Division's financials are currently being reviewed to confirm the applicable payout for FY 2001.

The FY 2001 MIP Plan projected participants and estimated cost (assuming all participants earned 100% of target bonus) was:

|---------------------------|-------------------|------------------------------|
|     FY 2001 MIP PLAN      |    PARTICIPANTS   |         ESTIMATED COST       |
|---------------------------|-------------------|------------------------------|
|Corporate Office           |        113        |           $1,827,706         |
|---------------------------|-------------------|------------------------------|
|Branch Sales & Service     |        182        |           $3,242,800         |
|---------------------------|-------------------|------------------------------|
|Chemical Services          |        207        |           $3,694,932         |
|---------------------------|-------------------|------------------------------|
|               TOTAL       |        502        |           $8,765,438         |
|---------------------------|-------------------|------------------------------|